Exhibit 10.17



                       PERFORMANCE AND COMPLETION GUARANTY
                       -----------------------------------

                            PROJECT COMMONLY KNOWN AS
                            "TIERRA DEL SOL PHASE I"


     THIS  PERFORMANCE  AND COMPLETION GUARANTY ("Guaranty") made as of December
                                                  --------
 29,  2005, by MALCOLM J. AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation,

and TDS DEVELOPMENT, LLC, a Florida limited liability company (collectively, "Guarantor"), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national
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banking association, its successors and assigns ("Lender").
                                                  ------

                                 R E C I T A L S
                                 ---------------

     A. On or about the date hereof, TIERRA DEL SOL RESORT (PHASE 1), LTD., a Florida limited partnership, TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company, COSTA BLANCA I REAL ESTATE, LLC, a Florida limited liability company, TDS AMENITIES, INC., a Florida corporation (jointly and severally "Borrower"), and Lender entered into that certain Loan Agreement ("Loan
 --------                                                                   ----
Agreement")  whereby Lender agreed to make a secured revolving loan (the "Loan")
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available  to  Borrower  in  the  maximum  principal amount of FORTY MILLION AND
NO/100 DOLLARS ($40,000,000.00), to finance the development and construction of a luxury townhome/condominium project to be known as "Tierra del Sol" (the "Project"). Capitalized terms used and not otherwise defined herein shall have
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the meanings given to them in the Loan Agreement.

     B.  In  connection  with  the Loan, Borrower has executed and delivered the
Note in favor of Lender of even date herewith in the maximum principal amount of the Loan, payment of which is secured by (i) a Mortgage made by Borrower in favor of Lender on the Project, and (ii) the other Loan Documents.

     C. Guarantor will derive material financial benefit from the Loan evidenced and secured by the Note, the Mortgage and the other Loan Documents.

     D. Lender has relied on the statements and agreements contained herein in agreeing to make the Loan. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Loan by Lender.

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, intending to be legally bound, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, hereby covenant and agree for the benefit of Lender and its successors, endorsees, transferees, participants and assigns as follows:

     1. Guarantor, absolutely, unconditionally, and irrevocably guarantees:

          (a) the full, complete and punctual observance, performance and satisfaction of all of the obligations, duties, covenants and agreements of Borrower under the Loan Agreement and the other Loan Documents with respect to the Construction and completion of the Project free of any claim for mechanics', materialmen's or any other liens, and in accordance with (1) all Laws, (2) the Plans and Specifications and (3) the time periods and other requirements set forth in the Loan Documents, including, without limitation, the following:

               (i) To perform, complete and pay for (or cause to be performed, completed and paid for) the Construction and to pay all costs of said Construction (including any and all cost overruns) and all other costs associated with the Project (including, without limitation, the costs of any architects' and engineers' fees), if Borrower shall fail to perform, complete or pay for such work, including any sums expended in excess of the amount of indebtedness incurred by Borrower under the Loan Agreement or with respect to the Loan, whether or not the Construction is actually completed;

               (ii)  If  Lender exercises its right under Section 20.1(a) of the
                                                          ---------------
          Loan Agreement to take possession of the Project and complete the Construction, to reimburse Lender for all costs and expenses incurred by Lender in excess of the applicable Budget Line Items therefor (if any) in so taking possession of the Project and completing the Construction pursuant to the Plans and Specifications;

               (iii) If any mechanics' or materialmen's liens should be filed, or should attach, with respect to the Project by reason of the Construction, to immediately, or within the time period required by the Loan Documents (if any), cause the removal of such liens, or post security against the consequences of their possible foreclosure and procure an endorsement(s) to the title policy insuring Lender against the consequences of the foreclosure or enforcement of such lien(s);

               (iv) If any chattel mortgages, conditional vendor's liens or any liens, encumbrances or security interests whatsoever should be filed, or should attach, with respect to the personal property, fixtures, attachments and equipment delivered upon the Project and owned by Borrower, attached to the Project or used in connection with the construction of the Improvements, to immediately cause the removal of such lien(s) , or within the time period required by the Loan Documents (if any), cause the removal of such liens, or post security against the consequences of their possible foreclosure and procure an endorsement(s) to the title policy insuring Lender against the consequences of the foreclosure or enforcement of such lien(s); and

               (v) To pay the premiums for all policies of insurance required to be furnished by Borrower pursuant to the Loan Agreement during the Construction if such premiums are not paid by Borrower;

          (b) Borrower's obligation to keep the Loan In Balance (as more particularly defined and described in Article 11 of the Loan Agreement) and
                                           ----------
     the full and prompt payment of all Deficiency Deposits;

          (c) the full and prompt payment of any Enforcement Costs (as hereinafter defined in Section 7 hereof).
                            ---------

     All  obligations described in subsections (a) and (b) of this Section 1 are
                                                                   ---------
referred to herein as the "Obligations."
                           -----------

     2. In the event of any default by Borrower in performance of the Obligations and the expiration of any applicable cure or grace period, Guarantor agrees, on demand by Lender or any holder of the Note (which demand may be made concurrently with notice to Borrower that Borrower is in default of its obligations), to perform all the Obligations. After and Event of Default and expiration of applicable cure period, Lender shall have the right, at its option, either before, during or after commencing foreclosure or sale proceedings, as the case may be, and before, during or after pursuing any other right or remedy against Borrower or Guarantor, to perform any and all of the Obligations by or through any agent, contractor or subcontractor of its selection, all as Lender in its sole discretion deems proper, and Guarantor shall indemnify and hold Lender free and harmless from and against any and all loss, damage, cost, expense, injury, or liability Lender may suffer or incur in connection with the exercise of its rights under this Guaranty or the performance of the Obligations. Furthermore, Lender shall not have any obligation to protect or insure any collateral for the Loan, nor shall Lender have any obligation to perfect its security interest in any collateral for the Loan.

     During the course of any construction undertaken by Lender or any other party on behalf of Lender in accordance with the terms of this Guaranty, Guarantor shall pay on demand any amounts due to contractors, Subcontractors, and material suppliers and for permits and licenses necessary or desirable in connection therewith. Guarantor's obligations in connection with such work shall not be affected by any errors or omissions of the General Contractor, Architect, Lender's Consultant or any Subcontractor or agent or employee of any of the foregoing in the design, supervision, and performance of the work; it being understood that such risk is assumed by Guarantor. Neither the completion of the Construction nor failure of said party to complete the Construction shall relieve Guarantor of any liabilities hereunder; rather, such liability shall be continuing and may be enforced by Lender to the end that the Construction shall be timely completed, lien-free, without loss, cost, expense, injury or liability of any kind to Lender.

     All of the remedies set forth herein and/or provided for in any of the Loan Documents or at law or equity shall be available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereinabove specified in part because they recognize that the choice of remedies in the event of a failure hereunder will necessarily be and should properly be a matter of good faith business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such good faith choice by Lender be given conclusive effect regardless of such subsequent developments.

     3. Guarantor does hereby (a) waive notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by Lender pursuant to any statute, rule or law, (b) agree to refrain from asserting, until after repayment in full of the Loan, any defense, right of set-off or other claim which Guarantor may have against Borrower, (c) waive any defense, right of set-off or other claim which Guarantor or Borrower may have against Lender, the holder of the Note, (d) waive any and all rights Guarantor may have under any anti-deficiency statute or other similar protections, (e) waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, and (f) waive any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Project, the Loan, or the transactions contemplated by the Loan Agreement, it being understood and agreed that Lender has no duty so to inform and that Guarantor is fully responsible for being and remaining informed by Borrower of all circumstances bearing on the risk of nonperformance of the Obligations. Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. Lender shall not have any obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered by Lender.

     4. Guarantor further agrees that Guarantor's liability as guarantor shall not be impaired or affected by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or by any forbearance or delay in collecting interest or principal under the Note, or by any waiver by Lender under the Loan Agreement, Mortgage or any other Loan Documents, or by Lender's failure or election not to pursue any other remedies it may have against Borrower or Guarantor, or by any change or modification in the Note, Loan Agreement, Mortgage or any other Loan Document, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the indebtedness due under the Note ("Indebtedness"), even though Lender might lawfully have elected to apply such
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payments  to  any  part  or  all of the Indebtedness, it being the intent hereof that, subject to Lender's compliance with the terms of this Guaranty, Guarantor shall remain liable for the performance of the Obligations, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Note, Loan Agreement, Mortgage or other Loan Documents, and may waive or release any provision or provisions of the Note, Loan Agreement, Mortgage and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing or affecting this Guaranty or any of Lender's rights hereunder or Guarantor's obligations hereunder.

     5. This is an absolute, present and continuing guaranty of performance and completion and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Note, Loan Agreement, Mortgage or any of the other Loan Documents through foreclosure or sale proceedings, as the case may be, under the Mortgage or otherwise, or resorting to any other guaranties, and Guarantor hereby waives any right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Note, Loan Agreement, Mortgage or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of Guarantor's obligations hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Guarantor's obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Note, Loan Agreement, Mortgage or other Loan Documents or by reason of the bankruptcy of Borrower or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Note, Loan Agreement, Mortgage or any other Loan Document is rescinded or otherwise required to be returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment.

     6. In the event Lender or any holder of the Note shall assign the Note to any lender or other entity to secure a loan from such Lender or other entity to Lender or such holder of the Note for an amount not in excess of the amount which will be due, from time to time, from Borrower to Lender under the Note with interest not in excess of the rate of interest which is payable by Borrower to Lender under the Note, Guarantor will accord full recognition thereto and agree that all rights and remedies of Lender or such holder hereunder shall be enforceable against Guarantor by such Lender or other entity with the same force and effect and to the same extent as would have been enforceable by Lender or such holder but for such assignment; provided, however, that unless Lender shall otherwise consent in writing, Lender shall have an unimpaired right, prior and superior to that of its assignee or transferee, to enforce this Guaranty for Lender's benefit to the extent any portion of the Indebtedness or any interest therein is not assigned or transferred.

     7. If: (a) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty; (c) an attorney is retained to provide advice or other representation with respect to this Guaranty; or (d) an attorney is retained to represent Lender in any proceedings whatsoever in connection with this Guaranty and Lender prevails in any such proceedings, then Guarantor shall pay to Lender upon demand all reasonable attorney's fees, costs and expenses incurred in connection therewith  (all  of  which  are  referred  to herein as "Enforcement Costs"), in
                                                         -----------------
addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.

     8. The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Note under the remainder of this Guaranty shall continue in full force and effect.

     9. TO THE GREATEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY LENDER. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY (EACH, A "PROCEEDING"), LENDER
                                                            ----------
AND GUARANTOR IRREVOCABLY: (A) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE CITY OF ORLANDO AND STATE OF FLORIDA; (B) WAIVE ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT; (C) WAIVE ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (D) FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS GUARANTY SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A
PROCEEDING  IN  ANY  OTHER  JURISDICTION. LENDER AND GUARANTOR FURTHER AGREE AND

CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY STATE OR UNITED STATES COURT SITTING IN THE CITY OF ORLANDO AND MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE APPLICABLE PARTY AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF SUCH PARTY SHALL REFUSE TO ACCEPT DELIVERY, SERVICE
          ------
SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

     10. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the performance of the Obligations. Guarantor agrees that, until the entire Indebtedness has been paid in full, Guarantor will not seek, accept, or retain for its own account, any payment from Borrower on account of such subordinated debt. Any payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

     11. Any amounts received by Lender from any source on account of the Loan may be utilized by Lender for the performance of the Obligations and in such order as Lender may from time to time elect.

     12. GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     13. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

                     GUARANTOR:       Malcolm J. Wright
                                      2462 Sand Lake Road
                                      Orlando, Florida  32809
                                      Telephone:
                                                ----------------
                                      Facsimile:
                                                ----------------

                                      American Leisure Holdings, Inc.
                                      2462 Sand Lake Road
                                      Orlando, Florida  32809
                                      Attention: Malcolm J. Wright
                                      Telephone:
                                                -----------------
                                      Facsimile:
                                                -----------------




                                      TDS Development, LLC
                                      2462 Sand Lake Road
                                      Orlando, Florida  32809
                                      Attention: Malcolm J. Wright
                                      Telephone:
                                                ------------------
                                      Facsimile:
                                                ------------------
                     with a copy to:  Shutts & Bowen LLP
                                      1500 Miami Center
                                      201 South Biscayne Boulevard
                                      Miami, FL 33131
                                      Attention: C. Richard Morgan
                                      Telephone:     (305) 379-9171
                                      Facsimile:     (305) 347-7771

                     LENDER:          KeyBank National Association
                                      200 East Robinson Street, Ste 555
                                      Orlando, Florida 32801
                                      Attention: Commercial Real
                                                 Estate Department
                                      Telephone:  407/241-3738
                                      Facsimile:  407/241-3749

                     with a copy to:  Foley & Lardner LLP
                                      111 North Orange Avenue,
                                      Ste 1800
                                      Orlando, Florida 32801
                                      Attention: Terence J. Delahunty, Jr., Esq.
                                      Telephone:  407/244-3252
                                      Facsimile:  407/248-1743

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

     14. In order to induce Lender to make the Loan, Guarantor makes the following representations and warranties to Lender set forth in this Section. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Lender would not have agreed to make the Loan.

          (a) Guarantor is duly formed, validly existing and in good standing in its state of organization and has qualified to do business and is in good standing in any state in which it is necessary in the conduct of its business.

          (b) Guarantor maintains an office at the address set forth for such party in Section 13.
              ----------

          (c) Any and all balance sheets, net worth statements, and other financial data with respect to Guarantor which have heretofore been given to Lender by or on behalf of Guarantor fairly and accurately present the financial condition of Guarantor as of the respective dates thereof.

          (d) The execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) any Laws, order, rule, regulation, writ, injunction or decree now in effect of any Government Authority, or court having jurisdiction over Guarantor, (ii) any contractual restriction binding on or affecting Guarantor or Guarantor's property or assets which may adversely affect Guarantor's ability to fulfill its obligations under this Guaranty, (iii) the instruments creating any trust holding title to any assets included in Guarantor's financial statements, or (iv) the organizational or other documents of Guarantor.

          (e) This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms.

          (f) Except as disclosed in writing to Lender, there is no action, proceeding, or investigation pending or, to the knowledge of Guarantor, threatened or affecting Guarantor, which may adversely affect Guarantor's ability to fulfill his obligations under this Guaranty. There are no judgments or orders for the payment of money rendered against Guarantor for an amount in excess of $100,000 which have been undischarged for a period of ten (10) or more consecutive days and the enforcement of which is not stayed by reason of a pending appeal or otherwise. Guarantor is not in default under any agreements which may adversely affect Guarantor's ability to fulfill its obligations under this Guaranty.

          (g) All statements set forth in the Recitals are true and correct.

          All of the foregoing representations and warranties shall be deemed remade on the date of the first disbursement of Loan proceeds, on the date of each advance of Loan proceeds, and upon any extension of the Loan pursuant to the Loan Agreement. Guarantor hereby agrees to indemnify and hold Lender free and harmless from and against all loss, cost, liability, damage, and expense, including attorney's fees and costs, which Lender may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made and are remade.

     15. Guarantor shall deliver or cause to be delivered to Lender all of the Guarantor financial statements to be delivered in accordance with the terms of the Loan Agreement.

     16. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall not be discharged in whole or in part by the death or the dissolution of any principal in Guarantor. If more than one party executes this Guaranty, the liability of all such parties shall be joint and several.

     17. THIS GUARANTY, THE NOTE, AND ALL OTHER INSTRUMENTS EVIDENCING AND SECURING THE LOAN SECURED HEREBY WERE NEGOTIATED IN THE STATE OF FLORIDA, AND DELIVERED BY GUARANTOR OR BORROWER, AS APPLICABLE, AND ACCEPTED BY LENDER IN THE STATE OF FLORIDA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND THE UNDERLYING TRANSACTIONS EMBODIED HEREBY. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION OF THE IMPROVEMENTS AND PERFORMANCE OF THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER, THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     18. Lender shall be entitled to honor any request for Loan proceeds made by Borrower and shall have no obligation to see to the proper disposition of such advances. Guarantor agrees that his obligations hereunder shall not be released or affected by reason of any improper disposition by Borrower of such Loan proceeds.

     19. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Florida as of the date first written above.

                                         "GUARANTOR":


                                         /s/Malcolm J. Wright
                                         ------------------------
                                         MALCOLM J. WRIGHT



                                         AMERICAN LEISURE HOLDINGS, INC., a
                                         Nevada corporation


                                         By:/s/Malcolm J. Wright
                                            ----------------------------
                                            MALCOLM J. WRIGHT, President


                                         TDS DEVELOPMENT, LLC, a Florida limited
                                         liability company


                                         By:/s/Malcolm J. Wright
                                            ----------------------------
                                            MALCOLM J. WRIGHT, Manager